EXHIBIT 10.1

                         FIRST AMENDMENT TO COMMERCIAL
                          REAL ESTATE PROMISSORY NOTE
                         -----------------------------


     THIS FIRST AMENDMENT TO COMMERCIAL REAL ESTATE PROMISSORY NOTE (the "First Amendment to Note") is made this 28 th day of March, 2005 by and between ZOOM TELEPHONICS, INC. (the "Borrower") and WAINWRIGHT BANK & TRUST COMPANY, having an address at 63 Franklin Street, Boston, MA 02111 (the "Lender").

                                  WITNESSETH:
                                  -----------

     WHEREAS, the Lender is now the lawful owner and holder of the following documents:


     (i) That certain Commercial Real Estate Promissory Note (the "Note") in the original principal amount of Six Million Five Hundred Thousand and No/100ths ($6,500,000.00) Dollars dated January 10, 2001 executed and delivered by the Borrower payable to the order of Lender; and

     (ii) That certain Mortgage, Security Agreement and Assignment dated January 10, 2001, filed in the Suffolk Registry District of the Land Court (the "Land Court") on January 11, 2001 as Document No. 609541 and recorded in the Suffolk Registry of Deeds (the "Registry") in Book 25763, Page 284 from the Borrower, as the mortgagor, to the Lender, as the mortgagee, covering 195-201 South Street, 50 Utica Street, 207-209 South Street and 162-168 Kneeland Street, Boston, MA (the "Mortgaged Premises"), all as more particularly described in said Mortgage (the "Mortgage"); and

     (iii)That certain Assignment of Leases and Rents dated January 10, 2001, filed in the Land Court on January 11, 2001 as Document No. 609542, recorded in the Registry in Book 25763, Page 315 from the Borrower, as the assignor, to the Lender, as the assignee (the "Assignment"); and

     (iv) That certain Indemnification Agreement Regarding Hazardous Materials dated January 10, 2001 made by Borrower in favor of the Lender covering the Premises (the "Indemnity"); and

     (v) That certain Loan Agreement by and between Lender and Borrower dated as of January 10, 2001 (the "Loan Agreement").

(The Note, the Mortgage, the Assignment, the Loan Agreement and the Indemnity and any and all other documents and instruments given in connection therewith are hereinafter collectively called the "Loan Documents").

     WHEREAS, the Borrower acknowledges and agrees that (i) the outstanding balance of principal of the Note as of February 10, 2005 was $5,083,634.85, (ii) and that there are no defenses or offsets to the Note and that the provisions thereof are in full force and effect and

                                                    /s/ RAC         /s/ FM
                                                _______________ _______________

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
(iii) notwithstanding that the original principal amount of the Note was $6,500,000.00, based on the agreement of Borrower and Lender, the amount of $6,000,000.00 was originally advanced to the Borrower by the Lender, and Borrower has no further right, under the Loan Documents or otherwise, and has waived its right (if any), to any further advances of the proceeds of the Note; and

     WHEREAS, on this date, the Borrower continues to be the owner in fee simple of the Mortgaged Premises and the Borrower acknowledges that the Mortgage is a valid and subsisting first lien upon the property described in the Mortgage for the principal and interest due and owing under the Note, as amended by (and redefined in) this First Amendment to Note, all in accordance with the terms, covenants, conditions and warranties thereof and that there are no defenses or offsets to the Mortgage, the Assignment, the Note secured thereby, the Indemnity or any other Loan Document, and that all the provisions respectively thereof are in full force and effect; and

     WHEREAS, the Borrower and the Lender now wish to amend the Note, all as more particularly hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing premises and of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the Borrower and the Lender hereby covenant and agree as follows:

1.   That the Note is hereby amended effective as of the date hereof as follows:

          (A) The text in Section (2) of the section entitled "Payments" (beginning on page 1 and continuing on page 2) which reads as follows:

          "(2) Thereafter, on January 10 th of each calendar year thereafter (the " Change Date") commencing on January 10, 2002, the Interest Rate herein shall be reset by Lender to a new fixed rate of interest and interest shall be payable at a fixed rate equal to the then current rate of the One (1) year Federal Home Loan Bank of Boston Daily Advance Rate for a one (1) year term as determined by Lender, in the Lender's sole discretion (absent manifest error), plus two and one-half (2.5%) percent per annum (the "Changed Rate"). Payments of principal and interest shall be due and payable monthly in arrears on the 10 th day of each calendar month following each respective Change Date until the Maturity Date in an amount as determined by Lender, in Lender's sole discretion (absent manifest error) equal to the monthly payment required to amortize the then current outstanding principal balance of the Note at the Changed Rate based upon a continuation of twenty (20) year amortization schedule. In the event the Federal Home Loan Bank of Boston one year rate is no longer published or announced or becomes unascertainable for any reason, Lender shall designate a comparable reference rate for purposes of establishing the interest rate hereunder."

is hereby deleted in its entirety and the following sections (2) and (3) are inserted in its place and stead:

                                                    /s/ RAC         /s/ FM
                                                _______________ _______________

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

          "(2) Thereafter, on January 10 th of each calendar year thereafter commencing on January 10, 2002 and continuing until February 10, 2005, (the " Change Date"), the Interest Rate herein shall be reset by Lender to a new fixed rate of interest and interest shall be payable at a fixed rate equal to the then current rate of the One (1) year Federal Home Loan Bank of Boston Daily Advance Rate for a one (1) year term as determined by Lender, in the Lender's sole discretion (absent manifest error), plus two and one-half (2.5%) percent per annum (the
          "Changed Rate"). Payments of principal and interest shall be due and payable monthly in arrears on the 10 th day of each calendar month following each respective Change Date through and including February 10, 2005 in an amount as determined by Lender, in Lender's sole discretion (absent manifest error) equal to the monthly payment required to amortize the then current outstanding principal balance of the Note at the Changed Rate based upon a continuation of the twenty
          (20) year amortization schedule. In the event the Federal Home Loan Bank of Boston one year rate is no longer published or announced or becomes unascertainable for any reason, Lender shall designate a comparable reference rate for purposes of establishing the interest rate hereunder;

          (3) Thereafter, commencing on February 10, 2005, the Interest Rate shall be a fixed rate of interest of five percent (5%) per annum (the "Special Interest Rate"). Payments of principal and interest shall be due monthly in arrears on the 10 th day of each calendar month thereafter commencing March 10, 2005 and continuing until the Maturity Date in an amount as determined by Lender, in its sole discretion (absent manifest error) equal to the monthly payment required to amortize the then current outstanding balance of the Note at the Special Interest Rate based upon a continuation of the twenty (20) year amortization schedule.

2. Any reference to the term "Note" in the Loan Documents and any and all other documents given in connection therewith shall mean the Note as amended by this First Amendment to Note.

3. At the direction of Lender, this First Amendment to Note may be attached to the Note.

4. Except as specifically amended by this First Amendment to Note, all the terms, covenants, provisions, conditions and warranties contained in the Note and the Loan Documents shall remain in full force and effect as originally constituted and are hereby confirmed, affirmed and ratified.

5. This First Amendment to Note shall be binding upon and inure to the benefit of the Lender and the Borrower and their respective successors and assigns.


                                                    /s/ RAC         /s/ FM
                                                _______________ _______________

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

     IN WITNESS WHEREOF, the Lender and Borrower have caused this First Amendment to Note to be duly executed under seal as of the day and year first above written.


                                 BORROWER:
                                 Zoom Telephonics, Inc., a Delaware corporation



    /s/ Peter Kramer                         /s/ Frank B. Manning
__________________________       By: _________________________________
Witness                                Frank B. Manning
Print Name: PETER KRAMER         Its:  President
                                       Hereunto duly authorized


    /s/ Peter Kramer                         /s/ Robert A. Crist
__________________________       By: _________________________________
Witness                                Robert A. Crist
Print Name: PETER KRAMER         Its:  Treasurer
                                       Hereunto duly authorized


                                 LENDER:
                                 WAINWRIGHT BANK & TRUST COMPANY

                                            /s/ Darryl J. Fess
                                 By: ____________________________________
                                        Darryl J. Fess
                                 Its:   Vice President


                                                    /s/ RAC         /s/ FM
                                                _______________ _______________

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